UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2014
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
On July 30, 2014, Open Text Corporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended June 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 30, 2014, we entered into an employment agreement with Mr. John Doolittle, who will become our new Chief Financial Officer (CFO), starting September 8, 2014. Mr. Doolittle has more than 20 years of financial experience, including, most recently as CFO for Mattamy Homes Limited, and various senior global positions with Nortel Networks Corporation. Mr. Doolittle will replace Mr. Paul McFeeters as CFO as Mr. McFeeters retires as CFO effective September 8, 2014. Pursuant to Mr. McFeeters’ previously announced intention to retire from the Company, Mr. McFeeters will cease to be an employee of the Company on September 30, 2014. A copy of the employment agreement between Mr. Doolittle and the Company will be attached as an exhibit to the Company's Annual Report on Form 10-K for the year ended June 30, 2014.

Item 8.01.	Other Events.
The following information is filed pursuant to Item 8.01 "Other Events"
Cash Dividends
Pursuant to the Company's dividend policy, the Board of Directors of the Company has declared a dividend of $0.1725 per common share, payable on September 19, 2014, to the shareholders of the Company of record on August 29, 2014.
The declaration, payment and amount of any future dividends will be made pursuant to the Company's dividend policy and is subject to final determination each quarter by the Board of Directors in its discretion based on a number of factors that it deems relevant, including the Company's financial position, results of operations, available cash resources, cash requirements and alternative uses of cash that the Board of Directors may conclude would be in the best interest of the shareholders of the Company. Payment of dividends is also subject to relevant contractual limitations, including those in the Company's existing credit agreements. Accordingly, there can be no assurance that any future dividends will be equal or similar in amount to any dividends previously paid or that the Board of Directors will not decide to reduce, suspend or discontinue the payment of dividends in the future.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of financial results issued by Open Text Corporation on July 30, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

July 30, 2014	By:	/s/ Paul McFeeters
Paul McFeeters Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of financial results issued by Open Text Corporation on July 30, 2014